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                                                                  Exhibit 10.30

                                 Genuity Inc.

                                    CONSENT

     By executing this consent, the undersigned hereby consents to being named in the Registration Statement on Form S-1 (333-34342) of Genuity Inc. as a person who is about to become a director of Genuity upon completion of the offering to which the Registration Statement relates.

                                        /s/ Duncan M. Davidson
                                        -----------------------
                                        Duncan M. Davidson